EXHIBIT 32.1
                         CERTIFICATION PURSUANT TO
                              18 U.S.C. 1350,
                          AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of PRECISION PETROLEUM CORPORATION (the "Company") on Form 10-Q for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Porterfield, Chief Executive Officer of the Company and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  May 19, 2010

By:  /s/ Richard Porterfield
     ------------------------------------------
         Richard Porterfield
         President, Chief Executive Officer and
         principal executive officer


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